CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Parenthetical) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Interest expense to related party	¥ 41,918	¥ 151	¥ 193
Interest income to related party	127	206	285
Foreign currency translation, net of tax	0	0	0
Services and other revenues
Revenues, net of business tax, value-added tax and related surcharges, financing lease income from related party	¥ 0	¥ 5,081	¥ 9,141